  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

 On November 7, 2013, PharmAthene, Inc. issued a press release announcing its financial and operating results for the quarter ended September 30, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits

No.	Description

99.1	Press release, dated November 7, 2013, issued by PharmAthene, Inc.

Important Additional Information about the Proposed Merger

This communication is being made in connection with the proposed merger involving PharmAthene and Theraclone. PharmAthene has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-191055) ("Registration Statement") that includes a definitive proxy statement/prospectus of PharmAthene and that also includes a consent solicitation of Theraclone. The Registration Statement was declared effective by the SEC on October 29, 2013. The definitive proxy statement/prospectus/consent solicitation was mailed to the stockholders of PharmAthene and the stockholders of Theraclone on or about October 30, 2013. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Theraclone, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation by mail, stockholders may also obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269-2610.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger. Theraclone may also be deemed a participant in such solicitation. Information regarding the proposed merger is available in the definitive proxy statement/prospectus/consent solicitation that was included in the Registration Statement declared effective by the SEC on October 29, 2013 and that was first mailed to stockholders on or about October 30, 2013. Information regarding certain interests that the executive officers or directors of PharmAthene or Theraclone may have in the proposed transaction is also set forth in the definitive proxy statement/prospectus/consent solicitation.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will,” “hopeful,” “designed,” “expect,” “objective” or similar statements are forward-looking statements. PharmAthene and Theraclone disclaim any intent or obligation to update these forward-looking statements. Forward-looking statements include known and unknown risks and uncertainties, including, among others, the expected completion and outcome of the merger and the transactions contemplated by the merger agreement and related agreements; failure to obtain necessary stockholder approval for the proposed merger and the matters related thereto; failure of either party to meet the conditions to closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; the combined company’s need for and ability to obtain additional financing; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company’s product candidates; unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the combined company's development programs; the award of government contracts to competitors; unforeseen safety issues; unexpected determinations that these product candidates prove not to be effective or capable of being marketed as products; as well as risks detailed from time to time in PharmAthene’s annual report on Form 10-K and quarterly reports on Form 10-Q under the caption “Risk Factors” and in its other reports filed with the SEC. Copies of PharmAthene's public disclosure filings are available from its investor relations department and our website under the investor relations tab at www.PharmAthene.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

By:	/s/ Eric I. Richman
Eric I. Richman
President and Chief Executive Officer

Dated:    November 7, 2013